UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIFEPOINT HOSPITALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 5, 2012. LIFEPOINT HOSPITALS, INC. LIFEPOINTHOSPITALS,  INC. 103 POWELL COURT BRENTWOOD, TN 37027 Meeting Information Meeting Type: Annual Meeting For holders as of: April 13, 2012 Date: June 5, 2012 Time: 3:00 p.m., local time Location: 511 Union Street Suite 2700 Nashville,Tennessee 37219 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. M46200-P24139

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  1. Annual Report 2. Notice and Proxy Statement  How to View Online:  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE:  1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com   *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2012 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: For directions to the Annual Meeting, please contact Investor Relations at (615) 372-8500. This notice, accompanied by proper form of identification, can serve as your admission ticket. At the meeting, you will need to request a ballot to vote these shares.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  M46201-P24139

Voting Items  The Board of Directors recommends you vote FOR the following:  1. Election of Directors  Nominees:  01) Marguerite W. Kondracke 02) John E. Maupin, Jr. 03) Owen G. Shell, Jr.  The Board of Directors recommends you vote FOR the following proposals:  2. Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012.  3. Advisory vote to approve the compensation of the Company’s named executive officers as presented in the proxy statement.  4. Amendment to the Company’s Amended and Restated 1998 Long-Term Incentive Plan.  5. Amendment to the Company’s Amended and Restated Outside Directors Stock and Incentive Compensation Plan.  M46202-P24139